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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 28, 2006

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                            ONETRAVEL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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          Delaware                       1-8662                  23-2265039
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

      5775 Peachtree Dunwoody Road
          Building G, Suite 300
            Atlanta, Georgia                                             30346
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (770) 730-2860


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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2006, OneTravel Holdings, Inc. (the "Company") and its wholly-owned subsidiary FS SunTours, Inc. ("SunTours") entered into an Asset Purchase Agreement (the "Agreement") with Crystal Hospitality Group, Inc. (the "Buyer").

Pursuant to Agreement, SunTours will sell substantially all of its assets to the Buyer. As consideration for this asset sale, the Buyer will assume certain specified liabilities of SunTours. The Company has agreed to contribute approximately $1,889,000 in additional funds to SunTours prior to the closing of the transaction and the Buyer has agreed to contribute additional capital to the business immediately upon closing. The closing of the asset sale is subject to the satisfaction of conditions, and is expected to occur within two weeks.

No material relationship exists between the Buyer, on the one hand, and the Company or SunTours or any of their respective affiliates, any director or officer of the Company or SunTours, or any associate of any such director or officer, on the other hand.

This summary description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement that is filed as an exhibit hereto.

The press release issued by the Company on January 28, 2006 with respect to the Agreement is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

      Exhibit No.       Description
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      10.1              Asset Purchase Agreement dated January 28, 2006 among
                        OneTravel Holdings, Inc., FS SunTours, Inc. and Crystal
                        Hospitality Group, Inc.

      99.1              Press Release issued January 28, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2006

                                        ONETRAVEL HOLDINGS, INC.


                                        By: /s/ Marc E. Bercoon
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                                            Marc E. Bercoon,
                                            President

                                  Exhibit Index

Exhibit No.       Description

10.1 Asset Purchase Agreement dated January 28, 2006 among OneTravel Holdings, Inc., FS SunTours, Inc. and Crystal Hospitality Group, Inc.

99.1              Press Release issued January 28, 2006